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EXHIBIT 10.1

AMENDMENT

        THIS AMENDMENT ("Amendment") dated the 12th day of June, 2002, amends the Transportation Agreement dated as of January 10, 2001 (the "Agreement") between The United States Postal Service ("USPS") and Federal Express Corporation ("FedEx").

Preamble

        WHEREAS, USPS and FedEx entered into the Agreement in order to provide for the transportation and delivery of the Products (as such term is defined in the Agreement);

        WHEREAS, the parties previously amended certain provisions of the Agreement to provide an expansion of the Products as stated below;

        WHEREAS, the parties wish to expand the provision of Supplemental Service to additional locations on the terms and conditions provided below;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the parties agree as follows:

        1.    FedEx agrees to provide supplemental service ("Supplemental Service") into and out of the locations identified in the supplemental operating plan ("Supplemental Operating Plan") as set forth in the new Attachment VII to Exhibit A, attached. This Supplemental Operating Plan supersedes the Supplemental Operating Plan which was attached to the Amendment executed by the parties on August 28, 2001.

        2.    The addition or deletion of any locations to the Supplemental Operating Plan will require the execution of an amendment to the Supplemental Operating Plan.

        3.    All capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

        4.    Except as amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed in all respects.

        IN WITNESS WHEREOF, the parties have signed this Amendment in duplicate, one for each of the Parties, as of September 17, 2002.

THE UNITED STATES POSTAL SERVICE
By:	/s/ LESLIE A. GRIFFITH
Title: Manager, Air Transportation
FEDERAL EXPRESS CORPORATION
By:	/s/ PAUL J. HERRON
Title: VP—Postal Transportation

Attachment

[ * ]

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

INVESTIGATIVE AND SECURITY PROCEDURES ADDENDUM

        THIS INVESTIGATIVE AND SECURITY PROCEDURES ADDENDUM, dated the 9th day of January, 2003, modifies and adds to the January 10, 2001 Transportation Agreement between the United States Postal Service ("USPS" or "the Postal Service") and Federal Express Corporation ("FedEx"), and concerns the investigative and security procedures and protocol now required under that Agreement.

BACKGROUND FACTS

        On January 10, 2001, USPS and FedEx entered into the Transportation Agreement which states that FedEx will provide for the transportation of certain USPS Products for an agreed upon price. That agreement did not address the issue of security protocol between the parties.

        On September 13, 2001, the USPS Postal Inspection Service ("USPSPIS") and FedEx signed a document entitled Investigative/Security Protocol and Guidelines. That document addressed the U.S. Postal Inspection Service's requirements for U.S. Mail Investigations and mail security while FedEx is transporting the U.S. Mail. The parties have been operating pursuant to the protocol and guidelines outlined in the above-mentioned document since it was signed.

1.    Agreement

        Since good and adequate consideration has been given, the parties agree to modify the Transportation Agreement to include, in its entirety, the five-page Investigative/Security Protocol and Guidelines document, with Attachments A & B, and the following:

2.    Definitions

        For the purposes of this Addendum, capitalized terms shall have the meaning outlined in the Transportation Agreement. This additional term shall have the following meaning:

        "U.S. Mail" means any item that is tendered to FedEx by USPS for transport pursuant to the Transportation Agreement.

3.    Transportation Security

        a)    FedEx must meet all applicable FAA, and local airport authority requirements regarding airport security. FedEx will be in compliance with rules, regulations or laws in effect or promulgated by the FAA, local airports or other agencies concerning aviation security.

        b)    FedEx will safeguard U.S. Mail against theft, damage or destruction while in transit. FedEx must have a system in place to deter unauthorized personnel from having access to the mail while it is in its possession.

4.    Facility Security and Facility Security Surveys

        a)    FedEx will permit USPSPIS access to all its facilities containing U.S. Mail to conduct security surveys and criminal investigations. See Postal Service Administrative Support Manual 273.113. The USPSPIS will provide reasonable advance notice to FedEx for access for these purposes. If security deficiencies are identified by U.S. Postal Service Postal Inspection Service, after such a survey, the parties will work together to quickly resolve all such deficiencies. Within 60 days after receipt of a USPSPIS report alleging security deficiencies, FedEx will submit a security correction plan to the USPSPIS for review and USPSPIS will return comments within 2 weeks.

        b)    FedEx will provide all security measures necessary to prevent unauthorized access to the mail.

5.    Conflict Provision

        If any provisions within this Addendum conflict with any provision in the Investigative/Security Protocol and Guidelines document, the provisions in this Addendum shall govern. If any provision of this Addendum conflicts with any provision of the Transportation Agreement, the provision of the Transportation Agreement shall govern, unless otherwise provided for in this Addendum.

ACCEPTED AND AGREED.

THE UNITED STATES POSTAL SERVICE
By:	/s/ J. DWIGHT YOUNG
Printed Name: J. Dwight Young
Printed Title: Manager, Transportation Portfolio
FEDERAL EXPRESS CORPORATION
By:	/s/ PAUL J. HERRON
Printed Name: Paul J. Herron
Printed Title: VP—Postal Transportation

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Investigative/Security Protocol and Guidelines
U.S. Postal Inspection Service and FedEx Express Security

        This document contains the protocol and guidelines that will be used by the U.S. Postal Inspection Service ("Inspection Service") and Federal Express Corporation ("FedEx Express"), Security, to address U.S. Mail investigations and security matters related to the Transportation Agreement and Retail Agreement, each dated January 10, 2001 between FedEx Express and the United States Postal Service ("USPS") (collectively referred to as "the Agreements"). These guidelines are not intended to be all-inclusive but are designed to provide a broad framework that will allow flexibility for the parties to accomplish their respective security and investigative missions. In no event should this protocol be construed as an expansion of FedEx Express' obligations or the Inspection Service's authority under applicable law or regulation or to expand either party's rights or obligations under the Agreements. For purposes of this protocol, the term "mail" shall mean any item that is tendered to FedEx Express by USPS for transport pursuant to the terms of the Transportation Agreement. This protocol is based on open communication and cooperation between the parties at each organizational level to the fullest extent possible in postal-related matters.

Coordination

1.
The local contact points for the coordination of any mail related investigations and security issues related to this alliance will be at the FedEx Express Regional Security Director level and the Inspection Service Division level. (Attachments A—Inspection Service and Attachment B—FedEx Express Security).

2.
The FedEx Express Vice President Corporate Security Worldwide and the Inspection Service Deputy Chief Inspector for Investigations, or their designees, will address all policy issues and any investigative or operational issues not resolved at the local level. If these parties cannot reach an understanding, the provisions on dispute resolution set forth in Article 3 of the respective Agreements shall control.

Communication

1.
FedEx Express Security will notify the appropriate Inspection Service Division of any known theft, vandalism or criminal activity involving the mails while in the custody of FedEx Express.

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2.
The Inspection Service Division will notify the appropriate FedEx Express Security Director of any criminal activity or security issues related to (i) FedEx Express drop boxes installed on USPS owned or leased property pursuant to the Retail Agreement, or (ii) FedEx Express or USPS customers and employees occurring on USPS owned or leased property.

3.
The parties will cooperate and assist, subject to the terms and conditions hereof and on a commercially reasonable basis, with relevant security and investigative information related to the transportation and handling of the mail and the drop boxes on USPS owned or leased property.

Security of U.S. Mails

1.
Except as otherwise permitted by law or provided herein, mail while in the custody of FedEx Express, its employees or agents, may not be opened, searched or seized unless expressly authorized by a Postal Inspector. In situations where other law enforcement agencies request access to the mails, a properly executed federal search warrant is required. FedEx Express shall attempt to notify a Postal Inspector of any warrants served for mail in the custody of FedEx Express before coordinating the warrant execution.

2.
Address information from the mail in the custody and control of FedEx Express may not be recorded or disclosed by FedEx Express employees, except as required for operational purposes regarding the sortation and transportation of the mail. Address information from the mail may only be disclosed to another law enforcement or government agency upon express approval by a Postal Inspector in accordance with USPS regulations. FedEx Express shall notify a Postal Inspector of all requests from law enforcement for information about mail in the custody of FedEx Express.

3.
In situations where FedEx Express has reason to believe that mail contains dangerous and injurious contents (including hazmat) that pose potential danger to FedEx Express employees, equipment, products or facilities, FedEx Express may take actions necessary to secure the item and minimize the risk. In these situations, the Inspection Service will be immediately notified and FedEx Express and the Inspection Service will coordinate the disposition of the item

Investigations

1.
FedEx Express Security will notify the Inspection Service of all investigative and security issues involving the mails in the custody of FedEx Express.

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2.
The Inspection Service will be responsible for conducting all criminal investigations involving the theft or obstruction of mail or contraband found in the mails while in the FedEx Express system and for criminal activities directed at FedEx Express drop boxes, customers, or employees on USPS owned or leased property.

Criminal and Administrative Proceedings

•
FedEx Express Security (subject to the receipt of a properly issued subpoena or other similar "compulsions to appear") and Inspection Service personnel will serve as witnesses in criminal and administrative proceedings that result from these investigations.

Access to FedEx Operations, Facilities, Personnel and Loss Data

1.
Subject always to the matters addressed under the heading Noninterference, FedEx Express Security will provide the Inspection Service access to its facilities, operations, and records when necessary for investigations involving the mails, pursuant to Article 9.5 of the Agreements. The Inspection Service will provide reasonable advance notice to FedEx Express for access for its investigative or security purposes.

2.
FedEx Express Security will coordinate interviews of its employees with the Inspection Service relevant to their investigations involving the mails as required. FedEx Express Security may not participate in custodial interviews conducted by Postal Inspectors; provided, however, FedEx may be present at any non-custodial or witness interviews of any FedEx Express employee conducted by Postal Inspectors.

3.
Investigative reports prepared by FedEx Express Security may be provided to the Inspection Service in response to a validly issued subpoena after the FedEx Express investigation has been completed. FedEx Express management will make independent determinations about the discipline or discharge of any FedEx Express employee. The Inspection Service shall not attempt to dictate, direct or carry out such actions.

4.
The Inspection Service will provide its investigative reports to FedEx Express through the USPS Contracting Officer and will provide an information copy directly to FedEx Express Security.

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Surveillance Operations

1.
FedEx Express Security will provide access to its CCTV systems and assist the Inspection Service with the installation of temporary camera systems required in investigations involving the mails. The installation of Inspection Service camera systems will be in compliance with federal and state laws governing video surveillance investigations and reasonable expectations of privacy in the workplace.

2.
Upon request by FedEx Express Security, the Inspection Service will share the information obtained from the use of its investigative camera systems installed in FedEx Express facilities and other surveillance equipment used in their investigations.

Undercover Operations

1.
FedEx Express Security may, subject to the heading Noninterference below, authorize the placement of Inspection Service undercover personnel in its facilities where deemed necessary for investigations involving the mails.

2.
In accordance with the provisions of Section 12.1 of the Transportation Agreement, USPS will defend and indemnify FedEx for any loss, damage or other liability arising from the use of undercover personnel in FedEx facilities.

Contingency Planning and Notification

•
FedEx Express Security will ensure the Inspection Service is listed as a party to be notified in its critical incident or contingency plans related to the loss, destruction, or delay of the mails caused by catastrophic losses of an aircraft or other vehicle transporting the mail, or a FedEx Express facility. FedEx Express Security will cooperate with the Inspection Service in the recovery of the mail where necessary.

Overgoods Operations

1.
FedEx Express Security will provide security to any identified mail or mail contents processed in its overgoods operations and will ensure its transfer to the USPS in accordance with local operating plans.

2.
When directly relevant to mail security and investigations, FedEx Express Security may, in its sole discretion, provide information to the Inspection Service regarding related losses of FedEx product identified in its overgoods operations.

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Protection and Disclosure of Information from Investigations

1.
FedEx Express Security and the Inspection Service agree to protect all information obtained in the course of their respective investigations from unauthorized disclosure. Any proprietary or privileged sensitive information obtained during the course of an investigation will be handled in accordance with article 17 of the Transportation Agreement.

2.
All information related to Inspection Service investigations involving mail in the FedEx Express system or investigations of FedEx Express employees, will be maintained in the Inspection Service Investigative File System as prescribed by the Privacy Act of 1974, 5 U.S.C. 552a. Any requests by third parties for records maintained in this system will be processed in accordance with requirements of the Privacy Act.

3.
All public disclosures of information related to investigations conducted by the Inspection Service and FedEx Express Security, including media requests or press releases, will be coordinated between the Inspection Service and FedEx Express Media Relations in accordance with a mutually agreed communications plan.

Noninterference

•
The Inspection Service agrees that in the exercise of its rights under this protocol it will not unreasonably disrupt or interfere with any FedEx Express operations.

Modifications

•
This protocol and guidelines may be modified based on the mutual agreement of FedEx Express Security and the Inspection Service.

/s/ KENNETH W. NEWMAN	/s/ WILLIAM P. HENRIKSON
Kenneth W. Newman Deputy Chief Inspector Investigations U.S. Postal Inspection Service	William P. Henrikson Federal Express Corporation Vice President Corporate Security Worldwide

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Attachment A

[ * ]

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment B

[ * ]

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

THIRD ADDENDUM

        THIS THIRD ADDENDUM ("Third Addendum"), dated the 30th day of January, 2003, revises and supplements the Transportation Agreement between the United States Postal Service ("USPS" or "the Postal Service") and Federal Express Corporation ("FedEx").

BACKGROUND FACTS

        On January 10, 2001, USPS and FedEx entered into the Transportation Agreement ("Agreement") which states that FedEx will provide for the transportation of certain USPS Products.

        On December 13, 2001, USPS and FedEx entered into the Addendum to the Agreement ("Addendum") due to the USPS' immediate need for the transportation of its Product over and above the Minimum Guaranteed Volumes listed in the Agreement.

        On April 3, 2002 and April 26, 2002, USPS and FedEx entered into the First Amendment to the Addendum and the Second Amendment to the Addendum, respectively.

        On August 29, 2002 and December 4, 2002, USPS and FedEx entered into the Second Addendum to the Agreement ("Second Addendum") and the First Amendment to the Second Addendum, respectively which addressed the obligations of both parties through June 1, 2003.

        The parties now desire to extend the Interim Period beyond June 1, 2003, subject to the following terms:

AGREEMENT

1.    Definitions

        For the purposes of this Third Addendum, capitalized terms used as defined terms and not otherwise defined in this Third Addendum shall have the meanings outlined in the Agreement. The following additional terms shall have the following meaning:

        "Billable Weekday Volume" means the greater of the actual Mid-week Volume tendered by USPS to FedEx during the Schedule Period or [ * ] of the aggregate Daily Mid-Week Volume Commitment for the Schedule Period.

        "Billable Weekend Volume" means the greater of the actual Weekend Volume tendered by USPS to FedEx during the Schedule Period or [ * ] of the aggregate Daily Weekend Volume Commitment for the Schedule Period.

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

        "Daily Mid-week Volume Commitment" means the daily volume committed for transport during the Day Turn Operations on Tuesday through Friday of a week for a Schedule Period.

        "Daily Weekend Volume Commitment" means the volume committed for transport during the Day Turn Operations on Saturday and Sunday of a week for a Schedule Period.

        "Interim Period" means the period of time commencing June 2, 2003 and terminating May 30, 2004.

        "Night-Turn Mid-week Volume Commitment" means the daily volume committed for transport during the Night-Turn Operations on Monday through Friday of a week for a Schedule Period.

        "Non-Widely Observed Holiday" means Columbus Day, Veteran's Day, Martin Luther King Day, and President's Day.

        "Offshore Locations" means [ * ].

        "Operating Day" means any day other than a Monday or a FedEx Holiday for the Day-Turn Operations.

        "Revised Schedule Period Request Forecast" means the volume forecasting document which USPS will provide to FedEx after the Schedule Period Request Forecast. USPS will provide the Revised Schedule Period Request Forecast no later than [ * ] calendar days prior to each Schedule Block Implementation Date.

        "Trucking Location" means a location specified on Exhibit A, attached.

        "Weekend Volume" means volume transported during the Day Turn Operations on Saturday and Sunday of a week.

2.    Volume

        (a)    During the Interim Period, the Committed Volume and the Committed Volume Schedule will be as set forth in the following table:

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[ * ]

        (b)    During the Interim Period, USPS will tender and FedEx must transport between [ * ] and [ * ] of the Committed Volume for each applicable Schedule Block listed in the chart above.

        (c)    For the time period December 9-24, 2003, the Postal Service requested Daily Mid-week Volume Commitment and Daily Weekend Volume Commitment of [ * ]. Although the parties could not agree to that amount prior to the signing of this Third Addendum, FedEx will continue to work on their network design and will inform the Postal Service of their increased Daily Mid-week Volume Commitment cubic feet number and Daily Weekend Volume Commitment cubic feet number, if any, no later than June 1, 2003.

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.    Schedule Period Request Forecast

        Section 3.3.0 of Exhibit A of the Agreement is hereby modified for the Interim Period as follows: For any Schedule Period in which the USPS Schedule Period Request Forecast is greater than [ * ] the USPS shall deliver to FedEx a Revised Schedule Period Request Forecast no later than [ * ] calendar days prior to each Schedule Block Implementation Date. [ * ] If USPS does not make the Revised Schedule Period Request Forecast available by the required deadline, the Schedule Period Request Forecast shall be used.

4.    Non-Fuel Transport

        During the Interim Period, FedEx will invoice USPS for the non-fuel transport portion of the Day System pricing at the rates provided below:

[ * ]

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.    No Non-Widely Observed Holiday

        During the Interim Period, the parties agree that for those months in which there is no Non-Widely Observed Holiday (i.e. June, 2003, July, 2003, August, 2003, September, 2003, December, 2003, March, 2004, April, 2004 and May, 2004), the monthly billed volume will be computed on the following basis:

[ * ]

6.    Non-Widely Observed Holidays

        The parties agree that during those months within the Interim Period in which there is a Non-Widely Observed Holiday (i.e. October, 2003, November, 2003, January, 2004 and February, 2004), [ * ].

7.    Bypass Container Handling Charge

        During the Interim Period, FedEx and the USPS agree that notwithstanding the provisions of Exhibit B, paragraph A(3) of the Agreement, USPS shall be invoiced a handling charge of [ * ] for packages unloaded from By-pass ULDs which are destined to a Trucking Location. FedEx and USPS agree to the following methodology to simplify invoicing:

[ * ]

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8.    Density

        The provisions of Exhibit B, paragraph A, subparagraphs 1 and 2 of the Agreement will be revised for the Interim Period to eliminate the cubic footage conversion factor of [ * ].

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9.    7-day By-Pass Matrix Review

        Section 3.6.0 of Exhibit A, Operating Specifications, is hereby modified for the Interim Period as follows:

[ * ]

10.  Billings, Montana

        FedEx agrees to provide aircraft service into and out of Billings, Montana for the Day-turn Operations ("Aircraft Service") [ * ].

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

11.  Prior Agreements to be Extended

  (a)    Preliminary Network Flow

        Notwithstanding the provisions of Section 3.6.0 of the Operating Specifications, during the Interim Period, the parties agree that FedEx will not be required to furnish USPS with the Preliminary Network Flow document.

  (b)    Service for Offshore Locations

        During the Interim Period, the Market Service Commitment Time provided for in Attachments 1 and 2 to Exhibit A for volume to or from the Offshore Locations will be adjusted [ * ]. If USPS requests FedEx to accept for transport an amount in excess of the maximum volumes for the Offshore Locations but FedEx is unable to transport the excess volume to such destination by such adjusted Market Service Commitment Time, FedEx shall tender such excess volume to the gateway for the destination not later than the adjusted Market Service Commitment Time. The gateway locations for the following destinations are:

[ * ]

12.  Full Force and Effect

        Except as amended by this Third Addendum, the terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed in all other respects.

13.  Provision Conflict

        If any provision of this Third Addendum conflicts with any provision of the Agreement, the provision of the Agreement shall govern, unless otherwise provided for in the Addendum.

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

        The parties have signed this Third Addendum in duplicate, one for each of the parties, as of January 30, 2003.

THE UNITED STATES POSTAL SERVICE
By:	/s/ CHARLES A. PAWLUS
Printed Name: Charles A. Pawlus
Printed Title: Purchasing and Supply Management Specialist
FEDERAL EXPRESS CORPORATION
By:	/s/ PAUL J. HERRON
Printed Name: Paul J. Herron
Printed Title: VP—Postal Transportation

Exhibit A

to the

Third Addendum

The Trucking Locations are as follows:

[ * ]

The list of Trucking Locations may be amended during the Interim Period by mutual agreement of the parties.

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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  EXHIBIT 10.1